Exhibit 3.15

ARTICLES OF INCORPORATION OF WESTERN PENSION SERVICE CORPORATION

That we, the undersigned, all of whom are residents of the State of California, have this day voluntarily associated ourselves together for the purpose of forming a corporation under and pursuant to the laws of the State of California, and we do hereby certify:

ARTICLE I

That the name of the corporation shall be:

WESTERN PENSION SERVICE CORPORATION.

ARTICLE II

That the purposes for which this corporation is formed are:

1. Primarily to engage in the specific business of corporate and non-corporate pension and profit sharing plan, design and administration services.

2. Generally, to engage in the business of designing and administering pension, profit sharing plans with or without life insurance, to include, but not limited to consultation and plan design and in the acturarial determination of contributions; offering suggested prototype group contracts for the client’s legal counsel’s approval.

preparation and printing of certificates and employment booklets, rendering assistance in the preparation of the necessary forms and information for filing for approval by the Internal Revenue Service and assistance in the preparation of any necessary Labor Department Disclosure Forms, preparation of administration manual and related forms and assistance in the installation of administrative procedures; generally doing any and all things which may be done by a pension and profit sharing service corporation.

3. To engage in any business or transaction which the Board of Directors of this corporation may from time to time authorize or approve, whether related or unrelated to the businesses described in Paragraphs 1 and 2 above, or to any other business then or theretofore transacted by this corporation;

4. To act as a principal, agent, joint venturer, partner or in any other capacity which may be authorized or approved by the Board of Directors of this corporation;

5. To transact business anywhere in the world;

6. To have and exercise all rights and powers now or hereafter granted to a corporation by law.

The foregoing statement of purposes shall be construed as a statement of both purposes and powers and the purposes and powers in each clause shall, except where otherwise expressed, be in nowise limited or restricted by reference to or inference from the terms or provisions of any other clause, but shall he regarded as independent purposes and powers.

The foregoing clauses shall be liberally construed both as to object and powers and it is hereby expressly provided that the foregoing enumeration of powers shall not he held to limit or restrict in any manner the powers or rights of this corporation so long as such objects and powers are consistent with the laws, regulations and statutes of the State of California, and the United States of America.

ARTICLE III

The principal office of the corporation for the transaction of business is in the San Francisco County, California.

ARTICLE IV

That the number of Directors of this corporation shall be four (4) and the names and residences of the Directors who are appointed to serve until the election and qualification of their successors in office at the first annual meeting of the shareholders are as follows:

NAMES	ADDRESSES
DONALD G. BURDICK	22803 Longdown Road Cupertino, California 95014

WILLIAM WASSERMAN	3144 Alexis Drive Palo Alto, California 94304

T. JACK ANTTONEN	9 Mahogany Drive San Rafael, California 94903

NAMES	ADDRESSES
DEXTER T. GUIO	1314 Corte Madera Walnut Creek, California 94598

ARTICLE V

This corporation is authorized to issue only one (1) class of shares of stock and all of said shares of stock shall be common stock; the total number of such shares is 1,000 and all such shares are to be without par value.

ARTICLE VI

That any person otherwise qualified to act may be elected and serve as a member of the Board of Directors of this corporation without being a stockholder or a shareholder of this corporation.

ARTICLE VII

No distinction shall exist between the shares of this corporation or the holders thereof.

IN WITNESS WHEREOF, we, the incorporators and persons named hereinbefore as Directors, have hereunto set our hands as such incorporators and directors this 1st day of November, 1974.

/s/ DONALD G. BURDICK	/s/ T. JACK ANTTONEN
DONALD G. BURDICK	T. JACK ANTTONEN

/s/ WILLIAM WASSERMAN	/s/ DEXTER T. GUIO
WILLIAM WASSERMAN	DEXTER T. GUIO

STATE OF CALIFORNIA	)
	)	ss
COUNTY OF San Francisco	)

On this 1st day of November, 1974, before me, the undersigned, a Notary Public in and for the County of San Francisco State of California, residing therein duly commission and sworn, personally appeared DEXTER T. GUIO, known to me to be the person described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Official Seal in the County of San Francisco, the day and year in this certificate first above written.

Notary Public, State of California

8-27-76 Commission expires

STATE OF CALIFORNIA	)
	)	ss
COUNTY OF San Francisco	)

On this 1st day of November, 1974, before me, the undersigned, a Notary Public in and for the County of San Francisco State of California, residing therein duly commissioned and sworn, personally appeared, DONALD G. BURDICK, known to me to be the person described in and who executed the foregoing instrument and he acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Official Seal in the County of San Francisco, the day and year in this certificate first above written.

Notary Public, State of California

8-27-76 Commission expires

STATE OF CALIFORNIA	)
	)	ss
COUNTY OF San Francisco	)

On this 1st day of November, 1974, before me, the undersigned, a Notary Public in and for the County of San Francisco State of California, residing therein duly commissioned and sworn, personally appeared T. JACK ANTTONEN, known to me to be the person described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Official Seal in the County of San Francisco, the day and year in this certificate first above written.

Notary Public, State of California

8-27-76 Commission expires

STATE OF CALIFORNIA	)
	)	ss
COUNTY OF San Francisco	)

On this 1st day of November, 1974, before me, the undersigned, a Notary Public in and for the County of San Francisco State of California, residing therein duly commissioned and sworn, personally appeared, WILLIAM WASSERMAN, known to me to be the person described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Official Seal in the County of San Francisco, the day and year in this certificate first above written.

Notary Public, State of California

8-27-76 My Commission expires

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

BMC CONSULTANTS, INC., a Colorado corporation,

CERIDIAN RETIREMENT PLAN SERVICES, INC., a Florida corporation,

CHARING COMPANY, INC., a Wisconsin corporation,

MATTHEWS, MALONE & ASSOCIATES, LTD., an Arizona corporation

and

MIDATLANTIC 401(K) SERVICES, INC., a Virginia corporation

AND

WESTERN PENSION SERVICE CORPORATION,

a California corporation

AGREEMENT AND PLAN OF MERGER entered into as of December 10, 2001 by and among BMC Consultants, Inc., Ceridian Retirement Plan Services, Inc., Charing Company, Inc., Matthews, Malone & Associates, Ltd., an Arizona corporation, and MidAtlantic 401(K) Services, Inc. and Western Pension Service Corporation, as approved by the Board of Directors and sole shareholder of each of said corporations:

1. BMC Consultants, Inc., a Colorado corporation, Ceridian Retirement Plan Services, Inc., a Florida corporation, Charing Company, Inc, a Wisconsin corporation, Matthews, Malone & Associates, Ltd., an Arizona corporation, and MidAtlantic 401(K) Services, Inc., a Virginia corporation (hereinafter each referred to as a “Constituent Corporation”), shall be merged (the “Merger”) with and into Western Pension Service Corporation, a California corporation (the “Surviving Corporation”). The laws of the respective jurisdictions of incorporation of the Constituent Corporations permit the merger of business corporations of said jurisdictions with and into a business corporation of another jurisdiction.

2. The separate existences of the Constituent Corporations shall cease upon the Effective Date (as hereinafter defined) of the Merger in accordance with the provisions of the laws of the jurisdictions of incorporations of said corporations.

3. Immediately effective upon the Merger, Article I of the Articles of Incorporation of the Surviving Corporation shall be amended and restated in its entirety to read as follows:

“The name of this corporation shall be Ceridian Retirement Plan Services, Inc.”

4. The Articles of Incorporation of the Surviving Corporation upon the Effective Date of the Merger in the State of California, as amended as provided herein,

011.1039271.3

shall be the Articles of Incorporation of said Surviving Corporation and shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the General Corporation Law of the State of California.

5. The bylaws of the Surviving Corporation upon the Effective Date of the Merger in the State of California shall be the bylaws of said Surviving Corporation and shall continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of California.

6. The directors and officers of the Surviving Corporation in office upon the Effective Date of the Merger in the State of California shall continue to be the members of the Board of Directors and the officers of the Surviving Corporation, all of whom shall hold their directorships and offices until the election, choice, and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the Surviving Corporation and in the manner prescribed by the provisions of the General Corporation Law of the State of California.

7. Each issued share of the Constituent Corporations shall, upon the Effective Date of the Merger, be automatically cancelled without any further action on the part of such Constituent Corporations. The issued shares of the Surviving Corporation shall not be converted or exchanged in any manner or any consideration be paid therefor, but each said share which is issued as of the Effective Date of the Merger shall continue to represent one issued share of the Surviving Corporation.

8. In the event that the Merger herein provided for shall have been fully authorized in accordance with the provisions of the laws of the jurisdictions of incorporation of the Constituent Corporations and in accordance with the provisions of the General Corporation Law of the State of California, the Constituent Corporations and the Surviving Corporation hereby agree that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the States of Colorado, Florida, Wisconsin, Arizona and Virginia and of the State of California, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the Merger.

9. The Board of Directors and the proper officers of the Constituent Corporations and of the Surviving Corporation, respectively, are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file and/or record any and all instruments, papers and documents, which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this Agreement of Merger or of the Merger herein provided for.

011.1039271.3	-2-

10. The Merger herein provided for shall become effective as of the close of business on December 31, 2001 (the “Effective Date”).

Executed as of this 10th day of	WESTERN PENSION SERVICE CORPORATION
December, 2001.	(a California Corporation) CA #C0726331

	By:	/s/ James Jarvis
James Jarvis
President

	By:	/s/ William E. McDonald
William E. McDonald
Secretary

Executed as of this 10th day of December, 2001.	BMC CONSULTANTS, INC. (a Colorado Corporation)

	By:	/s/ James Jarvis
James Jarvis
President

	By:	/s/ William E. McDonald
William E. McDonald
Secretary

Executed as of this 10th day of	CERIDIAN RETIREMENT PLAN SERVICES, INC.
December, 2001.	(a Florida Corporation)

	By:	/s/ James Jarvis
James Jarvis
President

	By:	/s/ William E. McDonald
William E. McDonald
Secretary

011.1039271.3	-3-

Executed as of this 10th day of	CHARING COMPANY, INC.
December, 2001.	(a Wisconsin Corporation)

	By:	/s/ James Jarvis
James Jarvis
President

	By:	/s/ William E. McDonald
William E. McDonald
Secretary

Executed as of this 10th day of	MATTHEWS, MALONE & ASSOCIATES, LTD.
December, 2001.	(an Arizona Corporation)

	By:	/s/ James Jarvis
James Jarvis
President

	By:	/s/ William E. McDonald
William E. McDonald
Secretary

Executed as of this 10th day of	MIDATLANTIC 401(K) SERVICES, INC.
December, 2001.	(a Virginia Corporation)

	By:	/s/ James Jarvis
James Jarvis
President

	By:	/s/ William E. McDonald
William E. McDonald
Secretary

011.1039271.3	-4-

CERTIFICATE OF APPROVAL

OF

AGREEMENT AND PLAN OF MERGER

James Jarvis and William E. McDonald certify that:

1. They are the president and secretary, respectively, of BMC Consultants, Inc., a Colorado corporation.

2. The Agreement and Plan of Merger in the form attached was duly approved by the board of directors and sole shareholder of the corporation.

3. The shareholder approval was by 100% of the outstanding shares of the corporation.

4. There is only one class of shares and the number of shares outstanding is 2,406.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: December 11, 2001

By:	/s/ James Jarvis
James Jarvis, President

By:	/s/ William E. McDonald
William E. McDonald, Secretary

011.1039227.2

CERTIFICATE OF APPROVAL

OF

AGREEMENT AND PLAN OF MERGER

James Jarvis and William E. McDonald certify that:

1. They are the president and secretary, respectively, of Ceridian Retirement Plan Services, Inc., a Florida corporation.

2. The Agreement and Plan of Merger in the form attached was duly approved by the board of directors and sole shareholder of the corporation.

3. The shareholder approval was by 100% of the outstanding shares of the corporation.

4. There is only one class of shares and the number of shares outstanding is 100.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: December 11, 2001

By:	/s/ James Jarvis
James Jarvis, President

By:	/s/ William E. McDonald
William E. McDonald, Secretary

011.1039230.2

CERTIFICATE OF APPROVAL

OF

AGREEMENT AND PLAN OF MERGER

James Jarvis and William E. McDonald certify that:

1. They are the president and secretary, respectively, of Charing Company, Inc., a Wisconsin corporation.

2. The Agreement and Plan of Merger in the form attached was duly approved by the board of directors and sole shareholder of the corporation.

3. The shareholder approval was by 100% of the outstanding shares of the corporation.

4. There is only one class of shares and the number of shares outstanding is 5,250.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: December 11, 2001

By:	/s/ James Jarvis
James Jarvis, President

By:	/s/ William E. McDonald
William E. McDonald, Secretary

011.1039232.2

CERTIFICATE OF APPROVAL

OF

AGREEMENT AND PLAN OF MERGER

James Jarvis and William E. McDonald certify that:

1. They are the president and secretary, respectively, of Matthews, Malone & Associates, Ltd., an Arizona corporation.

2. The Agreement and Plan of Merger in the form attached was duly approved by the board of directors and sole shareholder of the corporation.

3. The shareholder approval was by 100% of the outstanding shares of the corporation.

4. There is only one class of shares and the number of shares outstanding is 150.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: December 11, 2001

By:	/s/ James Jarvis
James Jarvis, President

By:	/s/ William E. McDonald
William E. McDonald, Secretary

011.1041342.1

CERTIFICATE OF APPROVAL

OF

AGREEMENT AND PLAN OF MERGER

James Jarvis and William E. McDonald certify that:

1. They are the president and secretary, respectively, of MidAtlantic 401(K) Services, Inc., a Virginia corporation.

2. The Agreement and Plan of Merger in the form attached was duly approved by the board of directors and sole shareholder of the corporation.

3. The shareholder approval was by 100% of the outstanding shares of the corporation.

4. There is only one class of shares and the number of shares outstanding is 1,077.02.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: December 11, 2001

By:	/s/ James Jarvis
James Jarvis, President

By:	/s/ William E. McDonald
William E. McDonald, Secretary

011.1039233 2

CERTIFICATE OF APPROVAL

OF

AGREEMENT AND PLAN OF MERGER

James Jarvis and William E. McDonald certify that:

1. They are the president and secretary, respectively, of Western Pension Service Corporation, a California corporation.

2. The Agreement and Plan of Merger in the form attached was duly approved by the board of directors and sole shareholder of the corporation.

3. The shareholder approval was by 100% of the outstanding shares of the corporation.

4. There is only one class of shares and the number of shares outstanding is 600.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: December 11, 2001

By:	/s/ James Jarvis
James Jarvis, President

By:	/s/ William E. McDonald
William E. McDonald, Secretary

011.1039237 2

CERTIFICATE OF OWNERSHIP

Jurgen K. Adam And William E. McDonald certify that:

1	They are the Vice President and the Secretary respectively of Ceridian Retirement Plan Services, Inc., a California corporation.

2	This corporation owns all the outstanding shares of Ceridian Investment Advisors, Inc. a Florida corporation.

3	The board of directors of this corporation duly adopted the following resolution:

RESOLVED, that this corporation merge Ceridian Investment Advisors, Inc its wholly-owned subsidiary corporation, into itself and assume all its obligations pursuant to Section 1110, California Corporations Code.

4	The merger shall be effective on January 31, 2006.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: January 26, 2006

/s/ Jurgen K. Adam
Jurgen K. Adam, Vice President

/s/ William E. McDonald
William E. McDonald, Secretary

2

CERTIFICATE OF OWNERSHIP

Jurgen K. Adam and William E. McDonald certify that:

1.	They are the Vice President and Secretary, respectively, of Ceridian Retirement Plan Services, Inc., a California corporation (the “Company”).

2.	The Company owns all the outstanding shares of Ceridian Broker-Dealer, Inc., a Delaware corporation.

3.	The Board of Directors of the Company duly adopted the following resolution:

RESOLVED, that the Company merge Ceridian Broker-Dealer, Inc., its wholly-owned subsidiary corporation, into itself and assume all its obligations pursuant to Section 1110, California Corporations Code and Section 253 of the Delaware General Corporation Law.

4.	The merger shall be effective on March 31, 2006.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: March 22, 2006

/s/ Jurgen K. Adam
Jurgen K. Adam, Vice President

/s/ William E. McDonald
William E. McDonald, Secretary

CERTIFICATE OF OWNERSHIP

Jurgen K. Adam and William E. McDonald certify that:

1.	They are the Vice President and Secretary, respectively, of Ceridian Retirement Plan Services, Inc., a California corporation (the “Company”).

2.	The Company owns all the outstanding shares of Ceridian Broker-Dealer, Inc., a Delaware corporation.

3.	The Board of Directors of the Company duly adopted the following resolution:

RESOLVED, that the Company merge Ceridian Broker-Dealer, Inc., its wholly-owned subsidiary corporation, into itself and assume all its obligations pursuant to Section 1110, California Corporations Code and Section 253 of the Delaware General Corporation Law.

4.	The merger shall be effective on March 31, 2006.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: March 22, 2006

/s/ Jurgen K. Adam
Jurgen K. Adam, Vice President

/s/ William E. McDonald
William E. McDonald, Secretary

CERTIFICATE OF OWNERSHIP

Jurgen K. Adam And William E. McDonald certify that:

1	They are the Vice President and the Secretary respectively of Ceridian Retirement Plan Services, Inc., a California corporation.

2	This corporation owns all the outstanding shares of Ceridian Investment Advisors, Inc. a Florida corporation.

3	The board of directors of this corporation duly adopted the following resolution:

RESOLVED, that this corporation merge Ceridian Investment Advisors, Inc its wholly-owned subsidiary corporation, into itself and assume all its obligations pursuant to Section 1110, California Corporations Code.

4	The merger shall be effective on January 31, 2006.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE: January 26, 2006

/s/ Jurgen K. Adam
Jurgen K. Adam, Vice President

/s/ William E. McDonald
William E. McDonald, Secretary

2

ARTICLES OF INCORPORATION

OF

WESTERN PENSION SERVICE CORPORATION

That we, the undersigned, all of whom are residents of the State of California, have this day voluntarily associated ourselves together for the purpose of forming a corporation under and pursuant to the laws of the State of California, and we do hereby certify:

ARTICLE I

That the name of the corporation shall be:

WESTERN PENSION SERVICE CORPORATION.

ARTICLE II

That the purposes for which this corporation is formed are:

1. Primarily to engage in the specific business of corporate and non-corporate pension and profit sharing plan, design and administration services.

2. Generally, to engage in the business of designing and administering pension, profit sharing plans with or without life insurance, to include, but not limited lo consultation and plan design and in the acturarial determination of contributions; offering suggested prototype group contracts for the client’s legal counsel’s approval, preparation and printing of certificates and employment booklets, rendering assistance in the preparation of the necessary forms and information for filing for approval by the Internal Revenue Service and assistance in the preparation of any necessary Labor Department Disclosure Forms, preparation of administration manual and related forms and assistance in the installation of administrative procedures; generally doing any and all things which may be done by a pension and profit sharing service corporation.

3. To engage in any business or transaction which the Board of Directors of this corporation may from time to time authorize or approve, whether related or unrelated to the businesses described in Paragraphs 1 and 2 above, or to any other business then or theretofore transacted by this corporation;

4. To act as a principal, agent, joint venturer, partner or in any other capacity which may be authorized or approved by the Board of Directors of this corporation;

5. To transact business anywhere in the world;

6. To have and exercise all rights and powers now or hereafter granted to a corporation by law.

The foregoing statement of purposes shall be construed as a statement of both purposes and powers and the purposes and powers in each clause shall, except where otherwise expressed, be in nowise limited or restricted by reference to or inference from the terms or provisions of any other clause, but shall be regarded as independent purposes and powers.

The foregoing clauses shall be liberally construed both as to object and powers and it is hereby expressly provided that the foregoing enumeration of powers shall not be held to limit or restrict in any manner the powers or rights of this corporation so long as such objects and powers are consistent with the laws, regulations and statutes of the State of California, and the United States of America.

ARTICLE III

The principal office of the corporation for the transaction of business is in the San Francisco County, California.

ARTICLE IV

That the number of Directors of this corporation shall be four (4) and the names and residences of the Directors who are appointed to serve until the election and qualification of their successors in office at the first annual meeting of the shareholders are as follows:

NAMES	ADDRESSES
DONALD G. BURDICK	22803 Longdown Road Cupertino, California 95014

WILLIAM WASSERMAN	3144 Alexis Drive Palo Alto, California 94304

T. JACK ANTTONEN	9 Mahogany Drive San Rafael, California 94903

NAMES	ADDRESSES
DEXTER T. GUIO	1314 Corte Madera Walnut Creek, California 94598

ARTICLE V

This corporation is authorized to issue only one (1) class of shares of stock and all of said shares of stock shall be common stock; the total number of such shares is 1,000 and all such shares are to be without par value.

ARTICLE VI

That any person otherwise qualified to act may be elected and serve as a member of the Board of Directors of this corporation without being a stockholder or a shareholder of this corporation.

ARTICLE VII

No distinction shall exist between the shares of this corporation or the holders thereof.

IN WITNESS WHEREOF, we, the incorporators and persons named hereinbefore as Directors, have hereunto set our hands as such incorporators and directors this 1st day of November, 1974.

/s/ DONALD G. BURDICK	/s/ T. JACK ANTTONEN
DONALD G. BURDICK	T. JACK ANTTONEN

/s/ WILLIAM WASSERMAN	/s/ DEXTER T. GUIO
WILLIAM WASSERMAN	DEXTER T. GUIO

STATE OF CALIFORNIA	)
)
COUNTY OF San Francisco	)

On this 1st day of November, 1974, before me, the undersigned, a Notary Public in and for the County of San Francisco State of California, residing therein duly commissioned and sworn, personally appeared, WILLIAM WASSERMAN, known to me to be the person described in and who executed the foregoing instrument and he acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Official Seal in the County of San Francisco, the day and year in this certificate first above written.

Notary Public, State of California

8-27-76 Commission expires

STATE OF CALIFORNIA	)
	)	ss
COUNTY OF San Francisco	)

On this 1st day of November, 1974, before me, the undersigned, a Notary Public in and for the County of San Francisco State of California, residing therein duly commission and sworn, personally appeared DEXTER T. GUIO, known to me to be the person described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Official Seal in the County of San Francisco, the day and year in this certificate first above written.

Notary Public, State of California

8-27-76 Commission expires

STATE OF CALIFORNIA	)
	)	ss
COUNTY OF San Francisco	)

On this 1st day of November, 1974, before me, the undersigned, a Notary Public in and for the County of San Francisco State of California, residing therein duly commissioned and sworn, personally appeared DONALD G. BURDICK, known to me to be the person described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Official Seal in the County of San Francisco, the day and year in this certificate first above written.

Notary Public, State of California

8-27-76 My Commission expires

STATE OF CALIFORNIA	)
	)	ss
COUNTY OF San Francisco	)

On this 1st day of November, 1974, before me, the undersigned, a Notary Public in and for the County of San Francisco State of California, residing therein duly commissioned and sworn, personally appeared T. JACK ANTTONEN, known to me to be the person described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same freely and voluntarily and for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Official Seal in the County of San Francisco, the day and year in this certificate first above written.

Notary Public, State of California

8-27-76 Commission expires